Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events
Subsequent Events

15    Subsequent Events

On July 2, 2020, the Company's subsidiary Oceancarrier (No.1) Corp. drew down a loan with SinoPac, which is guaranteed by Danaos, for an amount of $13.3 million. The loan was used to partially finance the acquisition costs of the newly acquired vessel SM Charleston owned by this vessel owning company, a  lien on which vessel secures this loan agreement. The loan bears interest at LIBOR plus 3.75% margin and is repayable in nineteen quarterly instalments starting from October 2, 2020 over a five year period of the loan with a balloon payment at maturity amounting to $3.8 million.

On August 3, 2020, the Company announced that its Board of Directors had approved a common share repurchase program of up to $10 million.